UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2007

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25395	77-0501994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

35 Dory Road, Gloucester, MA	01930
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (978) 282-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Varian Semiconductor Equipment Associates, Inc. (“VSEA”) has discovered that its Quarterly Report on Form 10-Q filed on May 8, 2007 included on its cover page an incorrect number of shares of VSEA’s common stock outstanding as of May 4, 2007. As of May 4, 2007, the number of shares of VSEA’s common stock outstanding was 52,999,277. This number of shares outstanding does not reflect VSEA’s three-for-two stock split effected on May 30, 2007. As of May 30, 2007, the number of shares of VSEA’s common stock outstanding was 78,617,282 (reflecting the stock split effected on May 30, 2007).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.
(Registrant)

By:	/s/ Robert J. Halliday
Name:	Robert J. Halliday
Title:	Executive Vice President, Treasurer and Chief Financial Officer

Date: June 7, 2007